Commitments And Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

6.    COMMITMENTS AND CONTINGENCIES

Legal/Regulatory Proceedings

We are involved in various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows.  See Note 2 above and Note 8 to Financial Statements in our 2019 Form 10-K for additional information regarding our regulatory and legal proceedings, respectively.

Leases

As lessee, our leased assets primarily consist of our vehicle fleet and real estate leased for company offices and service centers.  Our leases are accounted for as operating leases for both GAAP and rate-making purposes. We generally recognize operating lease costs on a straight-line basis over the lease term in operating expenses.  We are not a lessor to any material lease contracts.

In December 2019, we entered into a 15 year lease agreement for replacement office space. The operating lease partially commenced in February 2020 and increased our lease obligation by $24 million.

The table below presents the maturity analysis of our lease liabilities and reconciliation to the present value of lease liabilities:

Year	Amount
2020 (remaining nine months)	$23
2021	28
2022	24
2023	18
2024	12
Thereafter	28
Total undiscounted lease payments	133
Less imputed interest	(12)
Total future minimum lease payments	$121

See Note 8 to Financial Statements in our 2019 Form 10-K for additional information on leases.

8.COMMITMENTS AND CONTINGENCIES

Leases

General

A lease exists when a contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.  As lessee, our leased assets primarily consist of our vehicle fleet and real estate leased for company offices and service centers.  Our leases are accounted for as operating leases for both GAAP and rate-making purposes. We generally recognize operating lease costs on a straight-line basis over the lease term in operating expenses.  We are not a lessor to any material lease contracts.

As of the lease commencement date, we recognize a lease liability for our obligation to make lease payments, which we initially measure at present value using our incremental borrowing rate at the date of lease commencement, unless the rate implicit in the lease is readily determinable. We determine our incremental borrowing rate based on the rate of interest that we would have to pay to borrow an amount equal to the lease payments on a collateralized basis over a similar term in a similar economic environment. We also record a ROU asset for our right to use the underlying asset, which is initially equal to the lease liability and adjusted for any lease payments made at or before lease commencement, lease incentives and any initial direct costs.

Some of our lease agreements contain nonlease components, which represent items or activities that transfer a good or service.  We separate lease components from nonlease components, if any, for our fleet vehicle and real estate leases for purposes of calculating the related lease liability and ROU asset.

Certain of our leases include options to extend the lease terms for up to 20 years, while others include options to terminate early. Our lease liabilities and ROU assets are based on lease terms that may include such options to extend or terminate the lease when it is reasonably certain that we will exercise that option.

Short-term Leases

Some of our contracts are short-term leases, which have a lease term of 12 months or less at lease commencement.  As allowed by GAAP, we do not recognize a lease liability or ROU asset arising from short-term leases for all existing classes of underlying assets. We recognize short-term lease costs on a straight-line basis over the lease term.

Lease Obligations, Lease Costs and Other Supplemental Data

The following tables summarize lease information on the consolidated balance sheet at December 31, 2019.

At December 31,
2019
Operating Leases:
ROU assets:
Operating lease ROU and other assets	$92

Lease liabilities:
Operating lease and other current liabilities	$26
Employee benefit, operating lease and other obligations	66
Total operating lease liabilities	$92

Weighted-average remaining lease term (in years)	4
Weighted-average discount rate	3.3%

The components of lease costs and cash paid for amounts included in the measurement of lease liabilities in 2019 were as follows:

Year Ended
December 31, 2019
Operating lease cost:
Operating lease costs (including amounts allocated to property, plant and equipment)	$40
Short-term lease costs	34
Total operating lease costs	$74

Operating lease payments:
Cash paid for amounts included in the measurement of lease liabilities	$32

The table below presents the maturity analysis of our lease liabilities and reconciliation to the present value of lease liabilities:

Year	Amount
2020	$28
2021	25
2022	19
2023	13
2024	8
Thereafter	3
Total undiscounted lease payments	96
Less imputed interest	(4)
Total operating lease obligations	$92

Leases that Have Not Yet Commenced

In December 2019, we entered into a 15 year lease agreement for replacement office space. The lease will commence in February 2020 and is expected to be accounted for as an operating lease.

Leases Disclosures Under Previous GAAP

At December 31, 2018, our future minimum lease payments under our operating leases (with initial or remaining noncancelable lease terms in excess of one year) were as follows:

Year	Amount
2019	$29
2020	22
2021	20
2022	15
2023	8
Thereafter	5
Total future minimum lease payments	$99

Rent charged to operation and maintenance expense totaled $28 million and $27 million for the years ended December 31, 2018 and 2017, respectively.

Capital Expenditures

As part of the Sempra Acquisition, Oncor has committed to make minimum aggregate capital expenditures equal to at least $7.5 billion over the five year period ending December 31, 2022.

Energy Efficiency Spending

We are required to annually invest in programs designed to improve customer electricity demand efficiencies to satisfy ongoing regulatory requirements.  The requirement for the year 2020 is $50 million, which is recoverable in rates.

Legal/Regulatory Proceedings

We are involved in various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows.

Labor Contracts

At December 31, 2019, approximately 18% of our full time employees were represented by a labor union and covered by a collective bargaining agreement with an expiration date of October 25, 2022.

Environmental Contingencies

We must comply with environmental laws and regulations applicable to the handling and disposal of hazardous waste.  We are in compliance with all current laws and regulations; however, the impact, if any, of changes to existing regulations or the implementation of new regulations is not determinable.  The costs to comply with environmental regulations can be significantly affected by the following external events or conditions:

•	changes to existing state or federal regulation by governmental authorities having jurisdiction over control of toxic substances and hazardous and solid wastes, and other environmental matters, and
•	the identification of additional sites requiring clean-up or the filing of other complaints in which we may be asserted to be a potential responsible party.

We have not identified any significant potential environmental liabilities at this time.